UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012

Rock-Tenn Company
(Exact name of registrant as specified in its charter)

Georgia	001-12613	62-0342590
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

504 Thrasher Street, Norcross, Georgia	30071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 30, 2012,  Rock-Tenn Company (“RockTenn”) entered into Amendment No. 2 (the “Amendment”), among RockTenn, as borrower, Rock-Tenn Company of Canada/Compagnie Rock-Tenn du Canada, as Canadian borrower (together with RockTenn, the “Borrowers”), the lenders party thereto, as lenders (the “Lenders”), Wells Fargo Bank, National Association, as administrative agent for the Lenders, and Bank of America, N.A., acting through its Canada Branch, as Canadian administrative agent for the Lenders, to the Credit Agreement dated as of May 27, 2011 (as amended by Amendment No. 1 dated as of December 2, 2011, as may be further amended,  supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, certain subsidiaries of RockTenn from time to time party thereto, the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent and collateral agent for such lenders, and Bank of America, N.A., acting through its Canada Branch, as Canadian administrative agent for such lenders.

The Amendment provides for the ability of the Borrowers and/or the Borrowers’ restricted subsidiaries to (1) guaranty the obligations of any restricted subsidiary in respect of indebtedness incurred by a restricted subsidiary to the extent such indebtedness is permitted under the Credit Agreement, (2) incur unsecured indebtedness in respect of letters of credit, letters of guaranty or similar instruments having an aggregate face amount not to exceed $100,000,000 at any time outstanding and (3)  incur indebtedness in an aggregate principal amount of up to $50,000,000 pursuant to an “additional indebtedness” carveout to the indebtedness covenant in the Credit Agreement.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Credit Agreement has been previously filed with, and is described in, RockTenn’s Current Report on Form 8-K dated May 27, 2011.  Amendment No. 1 has been previously filed with, and is described in, RockTenn’s Current Report on Form 8-K dated December 2, 2011.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1
Amendment No. 2 dated as of March 30, 2012, among Rock-Tenn Company (“RockTenn”), as borrower, Rock-Tenn Company of Canada/Compagnie Rock-Tenn du Canada, as Canadian borrower (together with RockTenn, the “Borrowers”), the lenders party thereto, as lenders (the “Lenders”), Wells Fargo Bank, National Association, as administrative agent for the Lenders, and Bank of America, N.A., acting through its Canada Branch, as Canadian administrative agent for the Lenders, to the Credit Agreement dated as of May 27, 2011, as amended by Amendment No. 1 dated as of December 2, 2011, by and among the Borrowers, certain subsidiaries of RockTenn from time to time party thereto, the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent and collateral agent for such lenders, and Bank of America, N.A., acting through its Canada Branch, as Canadian administrative agent for such lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY

	By:	/s/ Robert B. McIntosh
	Name:	Robert B. McIntosh
	Title:	Executive Vice-President, General Counsel and Secretary

Date: April 4, 2012